UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2017

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Item 2.01    Completion of Acquisition or Disposition of Assets.

This amended current report on Form 8-K (this “Amendment”) is being filed by Upland Software, Inc. (“Upland”) for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain current report on Form 8-K originally filed by Upland with the U.S. Securities and Exchange Commission (“SEC”) on November 17, 2017 (the “Original Form 8-K”) in connection with the completion of the acquisition of Qvidian Corporation. As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC. Accordingly this Amendment should be read in conjunction with the Original Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(a) Pro Forma Financial Information.

•
The unaudited pro forma condensed combined financial information giving effect to the acquisition of Qvidian Corporation, are filed as Exhibit 99.1 to this current report on Form 8-K/A and is incorporated herein by reference.

(b) Financial Statements of Business Acquired.

The following financial statements of Qvidian Corporation are being filed as exhibits hereto and are incorporated by reference herein:

•
The audited consolidated balance sheet of Qvidian Corporation as of December 31, 2016, the audited consolidated statement of operations, comprehensive loss, changes in stockholders' deficit and cash flows for the year then ended, and the notes related thereto, are filed as Exhibit 99.2 to the current report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).

•
The Independent Auditor's Report issued by Moody, Famiglietti & Andronico, LLP, dated June 27, 2017, related to the Qvidian Corporation financial statements is filed as Exhibit 99.3 hereto and is incorporated by reference into this Item 9.01(a).

•
The unaudited condensed consolidated financial statements of Qvidian Corporation, including the condensed consolidated balance sheet as of September 30, 2017 and December 31, 2016, and the unaudited condensed consolidated statements of operations, comprehensive loss and cash flows of Qvidian Corporation for the nine months ended September 30, 2017 and 2016, and the notes related thereto, are filed as Exhibit 99.4 to this current report on Form 8-K/A and is incorporated herein by reference into this Item 9.01(a).

(c) Exhibits

Exhibit No.	Description
10.1 *
Agreement and Plan of Merger by and among Upland Software, Inc., Qvidian Corporation, Quest Acquisition Corporation I and Christian Meininger, as Securityholder Representative, dated as of November 16, 2017

23.1	Consent of Moody, Famiglietti & Andronico, LLP, independent auditors
99.1
Unaudited pro forma condensed combined financial statements of Upland Software, Inc. and Qvidian Corporation as of and for the nine months ended September 30, 2017 and the year ended December 31, 2016.

99.2
The audited consolidated balance sheet of Qvidian Corporation as of December 31, 2016, and the audited consolidated statement of operations, comprehensive loss, changes in stockholders' deficit and cash flows for the year then ended, and the notes related thereto.

99.3	The Independent Auditors Report issued by Moody, Famiglietti & Andronico, LLP, dated June 27, 2017, related to the Qvidian Corporation financial statements.
99.4
The unaudited consolidated condensed financial statements of Qvidian Corporation, including the condensed consolidated balance sheet as of September 30, 2017 and December 31, 2016, and the unaudited condensed consolidated statements of operations, comprehensive loss and cash flows of Qvidian Corporation for the nine months ended September 30, 2017 and 2016.

99.5	The Independent Auditor's Report issued by Moody, Famiglietti & Andronico, LLP, dated January 26, 2018, related to its review of Qvidian Corporation's interim financial statements.
* Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ John T. McDonald
John T. McDonald Chief Executive Officer

Date: January 26, 2018

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